SURNA®

Let's Grow Together™

Q3 2020 INVESTOR PRESENTATION

November 12, 2020









www.surna.com

Cautionary Statements

Forward Looking Statements

This investor presentation may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. These statements reflect our current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in this investor presentation, including the factors set forth in "Risk Factors" set forth in our annual and quarterly reports filed with the Securities and Exchange Commission ("SEC"), and subsequent filings with the SEC. Please refer to our SEC filings for a more detailed discussion of the risks and uncertainties associated with our business, including but not limited to the risks and uncertainties associated with our business prospects and the prospects of our existing and prospective customers; the inherent uncertainty of product development; regulatory, legislative and judicial developments, especially those related to changes in, and the enforcement of, cannabis laws; increasing competitive pressures in our industry; and relationships with our customers and suppliers. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. The reference to Surna's website has been provided as a convenience, and the information contained on such website is not incorporated by reference into this investor presentation.

Non-GAAP Financial Measures

To supplement our financial results on U.S. generally accepted accounting principles ("GAAP") basis, we use non-GAAP measures including net bookings and backlog, as well as adjusted net income (loss) which reflects adjustments for certain non-cash expenses such as stock-based compensation, certain debt-related items and depreciation expense. We believe these non-GAAP measures are helpful in understanding our past performance and are intended to aid in evaluating our potential future results. The presentation of these non-GAAP measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for financial information prepared or presented in accordance with GAAP. We believe these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.

For purposes of this presentation, (i) "adjusted net income (loss)" and "adjusted operating income (loss)" mean GAAP net income (loss) and operating income (loss), respectively, after adjustment for non-cash equity compensation expense, debt-related items and depreciation expense, and (ii) "net bookings" means new sales contracts executed during the quarter for which we received an initial deposit, net of any adjustments including cancelations and change orders during the quarter.

Statement about Cannabis Markets

The use, possession, cultivation, and distribution of cannabis is prohibited by U.S. federal law. This includes medical and recreational cannabis. Although certain states have legalized medical and recreational cannabis, companies and individuals involved in the sector are still at risk of being prosecuted by federal authorities. Further, the landscape in the cannabis industry changes rapidly. This means that at any time the city, county, or state where cannabis is permitted can change the current laws and/or the federal government can supersede those laws and take prosecutorial action. Given the uncertain legal nature of the cannabis industry, it is imperative that investors understand that investments in the cannabis industry should be considered very high risk. A change in the current laws or enforcement policy can negatively affect the status and operation of our business, require additional fees, stricter operational guidelines and unanticipated shut-downs.

SURNA 2019 Report: Milestones Achieved

59% Growth 2018-2019

First Profitable Year

Financial

2019 Results

Revenue
$15.2 MM

- Company record for annual revenue
- $5.6 MM increase over 2018, or 59%

Adjusted Net Income
$92,000

- 2019 net loss of $1.3 MM, compared to 2018 net loss of $4.7 MM
- Adjusted net income is key metric for cash operating profitability

Gross Profit Margin
29.9%

- Increase from 25.6% versus 2018
- Due to better absorption of our fixed production costs

Cash
$922,000

- Generated $672,000 in cash flows from operations in 2019
- Working capital deficit increased $406,000 during 2019, but $503,000 of accrued equity compensation expense as of 12/31/19 was paid in stock options in Q1 2020

New Products

SentryIQ™ Sensors & Controls
$687,000

- Total contract value for 7 projects
- Turnkey HVAC equipment/controls solution delivered and being commissioned at two facilities

Ducted Air Handling Systems
$2.3 MM

- 2019 revenue from sale of custom-designed ducted systems
- New ducted systems and improved ductless fan coil units broaden offering to larger facilities

Operating Results

	For the Twelve Months Ended December 31,	
	2019	**2018**
Revenue, net	$ 15,224,454	$ 9,581,968
Cost of revenue	10,675,601	7,132,090
Gross profit	4,548,853	2,449,878
Operating expenses:		
Advertising and marketing expenses	675,703	979,711
Product development costs	521,044	317,713
Selling, general and administrative expenses	4,662,695	5,972,948
Total operating expenses	5,859,442	7,270,372
Operating loss	(1,310,589)	(4,820,494)
Other income (expense)	(27,977)	76,749
Loss before provision for income taxes	(1,338,566)	(4,743,745)
Income taxes	-	-
Net loss	$(1,338,566)	$(4,743,745)
Loss per common share	$(0.006)	$(0.022)
Weighted average common shares outstanding, basic and diluted	227,662,184	218,752,365
Non-GAAP Measures:		
Net loss	$(1,338,566)	$(4,743,745)
Non-cash equity compensation expense	1,277,065	2,016,679
Depreciation expense	154,170	155,761
Debt-related (income)	-	(21,403)
Adjusted net income (loss)	$ 92,669	$(2,592,708)

Key Financial Metrics

REVENUE


6.0 million
5.0
4.0
3.0
2.0
1.0
0
$3.3
$2.2
$1.8
$4.2
$5.5
$3.7
$1.8
$1.7
$1.6
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

GROSS MARGIN


40%
30
20
10
0
33.0%
20.4%
27.7%
34.4%
28.6%
27.7%
35.2%
16.3%
32.2%
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

OPERATING INCOME (LOSS)


0.5
$0.0 million
-0.5
-1.0
-1.5
-2.0
Adjusted Operating Income (Loss)
Operating Income (Loss)
-$0.1
-$0.7
-$0.8
-$0.8
-$0.5
-$0.9
$0.4
$0.1
$0.4
$0.3
-$0.1
-$0.8
-$0.7
-$0.9
-$0.5
-$0.6
-$0.2
-$0.3
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

CASH


$2.5 million
2.0
1.5
1.0
0.5
0
$1.4
$0.3
$0.5
$1.9
$2.0
$0.9
$0.2
$0.2
$2.1
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

Bookings, Backlog and Revenue Conversion



$14 million
12
10
8
6
4
2
0
-2
70%
Revenue
Conversion
60
50
40
30
20
10
0
-10
Backlog
Net Bookings
Revenue conversion % =
quarterly revenue ÷
prior quarter-end backlog
$8.9
$8.5
$11.5
$13.0
$10.1
$9.6
$8.9
$5.6
$8.2
$3.3
$1.8
$4.8
$5.7
$2.6
$3.1
$1.1
-$1.6
$4.2
37%
25%
21%
36%
42%
37%
19%
19%
29%
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

Expanded Product Line

Surna's Products and Services Offering Historical Timeline

2006 – 11

Services: Basic cooling load calculations

Products:



- Reflector heat shield (discontinued)
- 2 hp Chiller (discontinued)
- Water cooled CO2 generator (discontinued)
- 2 ton residential chiller system
- Small tonnage commercial chillers
- Ice box heat exchanger

2012 – 17

Services: Schematic drawings and onsite support

Products:



- 2-pipe modular chilled water with standalone dehumidification
- 25 ton chillers
- Large commercial Surna by Trane chillers

2018

Services: Stamped mechanical plan sets

Products:



- 4-pipe modular chilled water with integrated dehumidification
- Cassette fan coil
- Mini and Mini Plus air handlers
- 4-pipe custom air handler (complex chilled water)

2019

Services: Stamped MEP design

Products:



- SentryIQ™ Controls System
- Destratification fan
- Wall mount fan coil

2020

Services: Onsite controls commissioning

Products:



- Split system DX with integrated dehumidification
- Packaged DX systems with modulating hot gas reheat
- Improved in-room fan coil with GMP wipe down construction
- Heat recovery chiller/boiler for 4-pipe systems
- StrataAir™ racking airflow solution

Year	Percent of Commercial Scale Projects Using New Products
2018	35%
2019	76%
2020	(through Q3): 100%

Trusted Climate Control Advisor

Expanded Product / Service Offering + **Meeting Wider Range of Cultivators' Environmental Control Needs** + **Over the Facility's Full Lifecycle** = **Greater and More Consistent and Predictable Revenue**

Design → Construction → Startup → Operation

Design
up to start of construction

current offerings
- ✓ Design options
- ✓ Budgeting
- ✓ Project timelines
- ✓ Engineering – MEP
- ✓ Engineering – HVAC controls
- ✓ Rebate incentive consulting

2021
- Vendor management
- Floorplan layout
- Engineering – fertigation/ CO_2/lighting

not to be offered
- ✗ Permitting
- ✗ Licensing
- ✗ Zoning
- ✗ Fund raising

Construction
6-12 months

current offerings
- ✓ Products – modular chilled water, split systems, MHGR, heat recovery systems, StrataAir™ racking airflow solution, standalone and integrated dehumidifcation
- ✓ Supervision of install and construction
- ✓ Hardware – controls system
- ✓ Software – HVAC controls integration

2021
- Enhanced project management

not to be offered
- ✗ General contractor services
- ✗ Inspection

Startup
0-2 years post-construction

current offerings
- ✓ Commissioning
- ✓ Operator training
- ✓ Warranty service
- ✓ Facility controls systems

2021
- Facility management
- Remote facility monitoring (cloud-based/SaaS)
- Maintenance/service contracts

not to be offered

Operation
2-20 years post-commissioning

current offerings
- ✓ Equipment retrofitting
- ✓ Facility assessment and redesign services (retrofit)
- ✓ Facility controls systems

2021
- Performance/energy audit
- Energy efficiency improvements
- Remote facility monitoring (cloud-based/SaaS)

not to be offered

Corporate Profile

TRADING (as of 9/30/20, except as indicated)	
Symbol	SRNA
Trading Venue	OTCQB
Stock Price	$0.023
52-Week Price Range	$0.015 - 0.129
Avg. Daily Volume (3 month)	581,000
Number Record Holders (approx.)	132
Number Beneficial Holders (approx.)	15,387
Penny Stock	Yes

CAPITALIZATION (as of 9/30/20)	
Market Capitalization	$5.4 MM
Debt (potentially forgivable)	$554,000
Common Shares Outstanding	236,526,638
Potentially Dilutive Securities	
Investor Warrants (wt. avg. exercise price $0.22) (wt. avg. remaining term 5 mths)	22,296,500
Director & Employee Stock Options (wt. avg. exercise price $0.078)	21,711,000
Total – Outstanding and Potentially Dilutive	280,534,138
Authorized Common Shares	350,000,000
Preferred Shares Outstanding (voting rights; $0.00001 stated value)	42,030,331

INDEPENDENT DIRECTORS

Randy Shipley

- Former VP/Sales of VividGro and Chief Strategy Officer of GroAdvisor
- Six-year veteran of the cannabis industry; founder of Marijuana Investor Summit
- Former communications technology executive and product manager; Chief Revenue Officer and corporate officer with Carrier Access Corp, $2B+ revenue NASDAQ listed high growth company

Nick Etten

- Head of Government Affairs with Acreage Holdings
- Founder of Veteran's Cannabis Project and passionate advocate for veteran's cannabis access
- Former investment banker with Thomas Weisel Partners
- MBA Kellogg, BS US Naval Academy, former SEAL teams officer

PROFESSIONAL ADVISORS

Outside Legal Counsel

Golenbock Eiseman Assor Bell & Peskoe LLP
New York, New York

Independent Registered Public Accounting Firm

Sadler, Gibb & Associates, LLC
Salt Lake City, UT

Strategic Plan



Fertigation
Facility Design
Benches
Installation
Facility Cap Ex
Lighting
Climate Control
Operational Improvement Analytics
Consumables
Facility Operating Costs
Cultivation Management Technology
Controls & Automation
Current Surna offering
Strategic alliance targets

2020	2021 – 22
• Identify select companies for strategic alliance • Establish at least one significant alliance relationship	• Attempt to add $10+ MM of annual revenues via acquisitions • Create widely held, actively traded and fully valued Nasdaq-listed company

There is no assurance that we will be able to consummate any strategic alliance or acquisition in furtherance of our growth strategy.

To receive **Surna news via email**, please visit our website at www.surna.com/investor-relations/


SentryIQ
SURNA

CONTACT INFORMATION

Tony McDonald
Chief Executive Officer
(303) 993-5271
tony@surna.com

www.surna.com

Appendix A: Management Team



Tony McDonald
Chief Executive Officer

- VP/Sales, Director Major Accounts, Coolerado Inc., a cleantech HVAC company
- Managing Director/VP Acquisitions private equity, consultant KPMG, author *Cleantech Sell*
- MBA Harvard; BS Engineering, US Military Academy, West Point, NY



Troy Rippe
Vice President of Product Development

- Sales representative for Trane, a global leader in HVAC/building controls
- 14+ years in HVAC system design, energy modeling, and controls
- BS Mechanical Engineering, Colorado State University, LEED accredited



Jon Kozlowski
Vice President of Sales

- National Account Manager, VP/Sales, FarmTek and GrowSpan
- 20+ years in horticulture and controlled environment agriculture
- BA Political Science/History, Central Connecticut State University



Kenneth Loshelder
Director of Engineering

- Professional Engineer, McKinstry Co., national designer of high-performance buildings
- 14+ years in mechanical systems design, green building and energy efficiency
- BS Mechanical Engineering, University of Texas (Austin), licensed PE, LEED accredited



Jamie English
Managing Director, Marketing

- Marketing and Product Development Manager, Danaher Corporation
- 25+ years in B2B marketing communications and product development
- MBA Colorado State University